Supplement dated September 1, 2011
to
Prospectuses dated May 1, 2007 for
Titanium Investor VA issued by
Titanium Annuity Variable Account
and
Titanium Investor VUL issued by
Titanium Universal Life Variable Account

United Investors Life Insurance Company

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The following information supplements the information contained in your prospectus:

ANNOUNCEMENT OF PROPOSED MERGER

On December 31, 2010, Protective Life Insurance Company (“Protective Life”) acquired the stock of the company that issued your variable insurance contract - United Investors Life Insurance Company (“United Investors”).  As a result, United Investors is now a wholly owned subsidiary of Protective Life. (Protective Life is described in the prospectus for your contract and/or any supplements thereto.)

In order to achieve certain business objectives, Protective Life has entered into an Agreement and Plan of Merger with United Investors dated August 9, 2011 under which United Investors will merge with and into Protective Life (the “Merger”) with a proposed effective date of July 1, 2012 (the “Merger Date”), leaving Protective Life, following the Merger, as the surviving company.  United Investors will no longer exist as a separate insurance company.  The Board of Directors of Protective Life and United Investors unanimously approved the Merger on August 9, 2011.  The Merger is subject to the approval of certain regulatory authorities, including the insurance commissioners of the states of Nebraska, Tennessee, and California.

After the Merger, all contracts previously issued by United Investors will become contracts of Protective Life.  Protective Life will become responsible for all of United Investor’s rights, duties, liabilities, and obligations, including those created under your contract and those relating to the registered separate account funding your contract.  This means you will become a contract owner of Protective Life to the same extent and with the same rights, powers, privileges, liabilities, and duties as though Protective Life had issued your contract originally.  Also, at the time of the Merger the separate account funding your contract will be transferred intact to Protective Life, and will continue to support your contract.  This transfer will be structured to maintain all investment options currently available under your contract, and to have no adverse impact (including federal tax impact) on any contract owners.

The Merger will not affect your contract benefits or any other terms or conditions under your contract, other than to change the company that supports your contract’s guaranteed benefits.  Protective Life does not expect the Merger to dilute or otherwise adversely affect the economic interests of United Investors contract owners, or to have any tax consequences on contract owners.

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Please read this supplement carefully and keep it with your prospectus for future reference.  If you have a question about the Merger, please call Protective Life at (800) 456-6330. Inquiries regarding specific contract information should be directed to United Investors at (800) 999-0317.